PURCHASE AND SALE AGREEMENT

This  Purchase and  Sale  Agreement  (this  “Agreement”)  is made  effective  as of  April  11, 2011,  by and  among  Zero  Emission  People,  LLC,  a  Delaware  limited  liability  company  (“ZEP”)  and  Global

Winds   Harvest,   LLC,   a   Delaware   limited   liability   company   (“GWH”).   (ZEP   and   GWH   shall

individually be referred to as “Party” or jointly as “Parties”.)

RECITALS

WHEREAS,  GWH  owns  one  hundred  percent  (100%)  of  the  membership  interests  (the  “GWH

Interests”) in the company Thunder Spirit Wind, LLC, (“Thunder Spirit”);

WHEREAS,   GWH   is   the   owner   of   certain   assets,   rights   and   information   related   to   the

development  of  a  proposed  wind  turbine  electrical  generation  facility  of  up  to  150MW  to  be  largely located in Adams County, North Dakota, as listed on Exhibit A attached hereto (the “Project”);

WHEREAS, GWH herewith assigns and transfers the Project to Thunder Spirit; and

WHEREAS, GWH desires to sell 75% of the GWH Interests to ZEP and ZEP desires to purchase seventy five percent (75%) of the GWH Interests in Thunder Spirit.

NOW,    THEREFORE,    in    consideration    of    the    foregoing    premises    and    the    covenants,

representations  and  warranties  contained  herein,  and  for  other  good  and  valuable  consideration,  receipt and  sufficiency  of  which  are  hereby  acknowledged,  the  Parties  adopt  the  foregoing  recitals  and  agree  as follows:

AGREEMENT

1.

Purchase and Sale of the GWH Interests; Closing.

1.1

Closing.  The  closing  of  the  transactions  contemplated  by  this  Agreement  (the

“Closing”)  shall  be  held  concurrently  with  the  execution  and  delivery  of  this  Agreement  at  a location mutually acceptable to the Parties, or at such other time and place upon which the Parties shall mutually agree (the “Closing Date”).

1.2

Purchase  and  Sale  of  GWH  Interests.   At  the  Closing,  subject  to  the  terms  and

conditions  of  this  Agreement,  GWH  shall  sell,  assign  and  transfer  to  ZEP,  and  put  ZEP  in possession  of,  75%  of  the  GWH  Interests,  and  ZEP  shall  purchase  75%  of  the  GWH  Interests from GWH,  such  that  upon the  Closing,  ZEP  will  be  the  75%  owner  of  the  membership  interests relating to Thunder Spirit and GWH shall retain 25% of the said membership interests.

2.

Payment of Purchase Price and Further Obligations of ZEP.

2.1

Purchase Price.    The  aggregate  purchase  price  to  be  paid  by  ZEP  for  the  GWH

Interests upon Closing shall be $1,000.00, (the “Purchase Price”) .

2.2

Further ZEP Obligations.

The   Parties   agree   that   subject   to   the   Project

Development Budget attached hereto as Exhibit B, ZEP will from the Effective Date forward:

(a)

fund  any  and  all  project  related  cost  incurred  subsequent  to  the  Closing

Date, especially but not limited to, development  disbursements as per the

Project Development  Budget attached hereto as Exhibit  B: ZEP agrees to provide the financing necessary for the full development of the Project in a  Timely Manner,  as  defined  below, according to  Exhibit  B, sufficient  to develop  the  Project  to  have  all  permits  and  approvals  necessary  for

construction   of   the   Project   (excluding   construction   engineering   and

closing a sale of power from the Project (“Power Purchase Agreement”

or  “PPA”,  which  may  require  equity  commitments,  however  including

PPA  negotiations).    Timely  Manner  shall  mean  that  the  Parties  will

jointly  agree  on  a  schedule  for  a  date  upon  which  the  Project  shall

achieve  commercial  operation  (the  “COD”)   with  the  understanding  that

certain  expenses  will  be incurred  with  certain   flexibility as  to the timing

of  the  expenses,  (i.e.  expenses  with  no  hard  deadlines  where  delays would  not  competitively  disadvantage  the  Project  (the  “Time  Flexible

Expenses”,   e.g.   archaeological   study),   as   opposed   to   expenses   with

deadlines  that,  if  missed,  would  competitively  disadvantage  the  Project

(the  “Time  Critical  Expenses”,  e.g.  deposit  for  interconnection  studies,

which,   if   not   paid   could   result   in   losing   an   interconnection   queue

position,  hurting  the  competitiveness  of  the  Project).  GWH  shall  notify

ZEP  of  any  Time  Critical  Expenses  with  the  respective  deadline  and request  the  necessary  funds.  In  the  event  ZEP  fails  to  fund  Time  Critical

Expenses  prior  to the  deadline  communicated  by GWH,  the  Project  shall

immediately   be   deemed   discontinued   by   ZEP   (the   “Discontinued

Project”);

(b)

obtain  or  assume  any  related  expense  associated  with  a  letter  of  credit which may be necessary to secure the Project’s interconnection;

(c)

pay  any  expenses  related  to  securing  a  PPA  for  the  Project,  excluding equity commitments;

(d)

reimburse  GWH  the  recent  Midwest  ISO  deposit  made  for  the  Project  in

the  amount  of  $260,000.00     The  reimbursement  shall  be  paid  in  two

installments.   $120,000  shall  be  due  within  45  days  of  the  Closing  Date and  $140,000  shall  be  due  within  90  days  of  the  Closing  Date,  both subject to prior invoicing from GWH; and

(e)

enter  into  a  an  agreement  with  GWH  whereby  GWH  is  contracted  to carry  out  the  Timely  Development  of  the  Project  (the  “Development

Service  Agreement”  or  “DSA”)  substantially similar  to  the one attached as Exhibit D.

3.

Transfer of Assets.

Concurrent with the execution of this Agreement, GWH herewith transfers all Project-related assets as per Exhibit A into Thunder Spirit.

4.

Conditions Precedent to Duties by ZEP.

The  duties,  obligations  and  requirements  of  ZEP  under  the  terms  of  this  Agreement  (the  “ZEP

Duties”) are subject to satisfactory due diligence of ZEP at its sole discretion.

5.

Representations and Warranties.

The  representations  and  warranties  of  GWH  set  forth  in  this  Agreement  will  be  true,  correct  and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and

GWH  will  have  delivered  to  ZEP  a  certificate  dated  as  of  the  Closing  Date,  to  the  effect  that  the representations and warranties made by GWH in this Agreement are true and correct.

6.

Third Party Consents and Project Substitution.

6.1

Third-Party  Consents.    Within  90  days  of  the  Closing  Date,  ZEP  will  receive from GWH duly executed copies of any required third-party consents, permits, authorizations and

approvals  of   any  public,  regulatory  or   governmental   body  or   authority  or   person  or   entity

contemplated  by  this  Agreement  (if  any),  in  the  form  and  substance  reasonably  satisfactory  to

ZEP.

6.2

Substitution.  In  the  event  GWH  is  unable  to  obtain  the  consents  described  in  6.1 or  the  consents  are  not  obtained  within  90  days  of  the  Closing  Date,  GWH  shall  be  permitted  to substitute  for  the  GWH  Interests  with  the  same  percentage  of  membership  interests  for  the  same conditions as set out herein in another project company that GWH owns, subject to acceptance by

ZEP,  not  to  be  unreasonably  withheld  (the  “Substitution”).   In  the  event  of  the  Substitution,  the

Parties  shall  execute  an  amendment  to  this  Agreement  restating  the  name  of  the  substituted

project   company,   the   substituted   project   description   of   assets   under   Exhibit   A   and   project

development   budget   under   Exhibit   B,  as  well   as  any  other   restatements  necessary  for   this

Agreement to remain in full force and effect.

7.

No Action.

GWH  warrants  that  no  suit,  action,  or  proceeding  is  pending  or  threatened  which  would  prevent the  consummation  of  any  of  the  transactions  contemplated  by  this  Agreement  or  cause  this

Agreement to be rescinded following the Closing Date.

8.

Due Diligence Generally.

ZEP  and  its  duly  authorized  representatives  will  be  reasonably  satisfied  with  their  due  diligence investigation of Thunder Spirit and its assets that are reasonable and customary in a transaction of a similar nature to that contemplated by this Agreement, including:

(a)

materials,  documents  and  information  in  the  possession  and  control  of

Thunder  Spirit  Wind,  LLC  and  its  assets  which  are  reasonably  germane to the type of transaction;

(b)

a  physical  inspection  of  the  assets  of  Thunder  Spirit  by  ZEP  or  its representatives; and

(c)

title to the material assets of Thunder Spirit.

9.    Default.

Default  will  occur  upon material  breach of  this Agreement  by either  Party.   Default  shall  include,

but  not  be  limited  to,  ZEP’s  failure  to  fund  the  Project  Development  Budget.   In  the  event  of  a

default,  the  non-defaulting  Party  shall  notify  the  defaulting  Party  of  a  default  in  writing,  and  the defaulting Party shall have 60 days to cure or longer if mutually agreed to by both Parties.

10.

Repurchase and Right of First Refusal.

10.1

Repurchase   by   GWH.     In   the   event   that   ZEP   chooses   to   discontinue   the

development  of  the  Project  or  in  case  of  a  Discontinued  Project,  or  in  case  any default  by ZEP  is not  cured  by  ZEP,  GWH  shall  have  the  right,  but  not  the  requirement,  to  repurchase  the  Project under  the  same  payment  terms  as  this  Agreement,  with  the  amount  due  and  payable  to  ZEP  only

upon  start  of  construction  of  the  Project  (the  “Repurchase”).   In  the  event  of  a  Repurchase,  ZEP

agrees  to  execute  all  documents  necessary  to  complete  and  evidence  the  Repurchase  in  a  timely manner.

10.2

Right  of  First  Refusal.   If,  after  the  Closing Date,  GWH  chooses  to  sell  or  assign its  remaining  25%  of  the  GWH  Interests  to  any  entity  other  than  an  affiliate,  ZEP  shall  have  a right  of  first  refusal  to  match  any  market  offer  that  GWH  receives  for  the  remaining  GWH

Interests  (the  “Right  of  First  Refusal”).   The  Right  of  First  Refusal  shall  be  executed  by  ZEP within  30  days  of  receiving  notice  from  GWH  that  it  has  received  an  arm’s  length  market  offer

for  the  remaining  GWH  interests.    In  the  event  ZEP  exercises  the  Right  of  First  Refusal  and matches  the  market  offer, GWH  shall  be required to accept  the  offer  and sell  its remaining GWH

Interests to  ZEP.   In  the  event  ZEP  fails to  exercise  its Right  of  First  Refusal,  GWH  shall  be  free to accept any market offer for the remaining GWH Interests.

11.

Assignment.

Each  Party may assign,  sell,  transfer  or  convey its rights  and  obligations under  this  Agreement  to

any  of  its  affiliates  upon  providing  written  notice  to  the  other  Party.   Neither  Party  shall  assign,

sell,  transfer  or  convey  this  Agreement,  or  any  right,  interest  or  obligation  hereunder  without  the prior written consent of the other Party.

12.

Governing Laws.

This  Agreement  shall  be  governed  by  the  laws  of  the  State  of  New  York  without  regard  to  its conflict of law principles.

13.

Miscellaneous.

13.1

Effectiveness  of  Representations;  Survival.  Each  Party  is  entitled  to  rely  on  the

representations,   warranties   and   agreements   of   the   other   Party   and   all   such   representations,

warranties  and  agreements  will  be  effective  regardless  of  any  investigation  that  any  Party  has

undertaken  or  failed  to  undertake.    Unless  otherwise  stated  in  this  Agreement,  and  except  for instances  of  fraud,  the  representations,  warranties  and  agreements  will  continue  in  full  force  and effect until three (3) years after the Closing Date.

13.2

Further  Assurances.    Each  of  the  Parties  hereto  will  cooperate  to  execute  and deliver  to  the  other  such  other  instruments  and  documents  and  take  other  actions  as  may  be reasonably  requested  from  time  to  time  by  any  other  Party  hereto  as  necessary  to  carry  out,

evidence, and confirm the intended purposes of this Agreement.

13.3

Amendment.   This  Agreement  may  not  be  amended  except  by  an  instrument  in writing signed by each of the Parties.

13.4

Expenses.   ZEP  will  bear  all  costs  incurred  in  connection  with  the  preparation,

execution and performance of  this Agreement  and the transaction contemplated hereby, including all fees and expenses of  agents, representatives and accountants;  provided that  GWH will  bear  its respective  legal  and  accounting  costs  incurred  in  connection  with  the  preparation,  execution  and performance of this Agreement and the transaction contemplated hereby.

13.5

Entire  Agreement.   This  Agreement,  the  exhibits  attached  hereto  and  the  other documents  in  connection  with  this  transaction,  contain  the  entire  agreement  between  the  Parties with respect to the subject matter hereof and supersede all prior arrangements and understandings,

both  written  and  oral,  expressed  or  implied,  with  respect  thereto.   Any  preceding correspondence

or offers or agreements with respect to Thunder Spirit are expressly superseded and terminated by this Agreement.

13.6

Notices.   All  notices  and  other  communications  required  or  permitted  under  this

Agreement  must  be  in  writing  and  will  be  deemed  given  if  sent  by  personal  delivery,  faxed  with electronic  confirmation  of  delivery,  internationally-recognized  express  courier  or  registered  or certified  mail  (return receipt  requested),  postage  prepaid,  to the  parties  at  the  following addresses

(or at such other address for a party as will be specified by like notice):

If to GWH:

103 Front St

Schenectady, NY 12305

If to ZEP:

346 Waverley Street

Ottawa, Ontario

K2P 0W5

Canada

All  such  notices  and  other  communications  will  be  deemed  to  have  been  received  in  the  case  of personal  delivery,  on the date of  such  delivery;  in the case of  a fax  or  electronic mail,  on the date of  such  delivery;  in  the  case  of  delivery  by  internationally-recognized  express  courier,  on  the business  day  following  dispatch;  and  in  the  case  of  mailing,  on  the  fifth  business  day  following mailing.

13.7

Business  Days.   If  the  last  or  appointed  day  for  the  taking  of  any  action  required or the expiration of any rights granted herein shall be a Saturday, Sunday or  a legal  holiday in the

State  of  Nevada, then  such action  may be  taken  or  right  may be  exercised on the next  succeeding day which is not a Saturday, Sunday or such a legal holiday.

13.8

Counterparts.   This  Agreement  may  be  executed  in  one  or  more  counterparts,  all of  which  will  be  considered  one  and  the  same  agreement  and  will  become  effective  when  one  or more  counterparts  have  been  signed  by  each  of  the  Parties  and  delivered  to  the  other  Party,  it being understood that all parties need not sign the same counterpart.

13.9

Fax   Execution.   This   Agreement   may   be   executed   by   delivery   of   executed

signature pages by fax and such fax execution will be effective for all purposes.

13.10    Schedules   and   Exhibits.   The   schedules   and   exhibits   are   attached   to   this

Agreement and incorporated herein.

(Signature page to follow)

Signed this date of April 11th, 2011

By: GLOBAL WINDS HARVEST, LLC

Name: Reiner Borgmeyer

Title: Managing Member

By: Wind Works Power Corporation

Name: Ingo Stuckmann

Title: CEO

Exhibit A: Project / Asset Schedule

Exhibit B: Project Development Budget

Exhibit C: Substitution Project / Asset Schedule

Exhibit D: Development Services Agreement

Exhibit A: Project /Asset Schedule

Approx. 6,000 acres of land in Adams Co., North Dakota secured by land lease option

Midwest ISO Queue position, G752 for 150 MW

Project qualified and entered the Midwest ISO Definitive Planning Phase (“DPP”); interconnection currently expected available 2012/13.

(Note: Assignment of Project assets to Thunder Spirit Wind, LLC attached)

Exhibit B: Project Development Budget

Exhibit C:   Substitution Project / Asset Schedule

To be agreed to.

Exhibit D: Development Services Agreement (“DSA”)

Services under the DSA shall be paid at cost with no significant markup. The DSA shall contain a provision upon which a success fee is payable to the developer at the earlier of financial closure of construction financing or start of construction of the Project (the “Success Fee”). The Success fee shall be equivalent to a 3% carried interest in the Project or any other definition agreed to by both parties.